Exhibit 99.906CERT

                     Certification Pursuant to Section 1350
                            of Chapter 63 of Title 18
                            of the United States Code
                             As Adopted Pursuant to
                               Section 906 of the
                           Sarbanes-Oxley Act of 2002


In connection with the Certified Shareholder Report of Principal Investors Fund, Inc. (the "Registrant") on Form N-CSR (the "Report"), each of the undersigned officers of the Registrant does hereby certify that, to the best of their knowledge:
     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By           /s/ Ralph C. Eucher
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         Ralph C. Eucher, President and CEO

Date         12/15/2005
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By           /s/ Jill R. Brown
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         Jill R. Brown, Vice President and Chief Financial Officer

Date         12/15/2005
             ---------------------

This certification is being furnished to the Commission solely pursuant to 18
    U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.